                                                                 EXHIBIT 3.11(i)


                           ARTICLES OF INCORPORATION

                                       OF

                           DAVERMAN ASSOCIATES, INC.

                                   ---------


                  These Articles of Incorporation are signed and acknowledged by the Incorporators for the purpose of forming a corporation for profit under the provisions of Act No. 327 of the Public Acts of 1931, as amended, known as the Michigan General Corporation Act, as follows:

                                   ARTICLE I.

                        The name of this corporation is:

                           DAVERMAN ASSOCIATES, INC.

                                  ARTICLE II.

                  The purpose or purposes of this corporation are as follows:

                  To engage in the practice of architecture, engineering and land surveying as professional architects, engineers and land surveyors, and to carry on operations in connection with and incident thereto, with all of the powers conferred upon corporations by the laws of the State of Michigan now or hereafter in effect; to purchase, own, lease, exchange, improve, develop, deal in, mortgage and pledge any and all real and personal property of every kind and nature, including rights, interests, franchises, licenses, privileges, patents, designs, processes and inventions; to acquire, by purchase, subscription, contract or otherwise, and to hold, sell, exchange, mortgage, pledge or otherwise dispose of and deal in all forms of securities, including shares, stocks, bonds, debentures, notes, mortgages, evidences of indebtedness and certificates of interest by whomsoever issued; to act in any and all parts of the world in any capacity whatsoever as financial or business agent or representative, general or special; to issue, purchase, hold, sell, transfer, re-issue, or cancel shares of its own capital stock or its own securities or obligations in the manner and to the extent now or hereafter authorized or permitted by the laws of the State of Michigan; and do all other acts and things incidental to or in the aid of any of the objects or purposes of this corporation.

                  Nothing herein shall be construed as granting this corporation the right to operate as a public utility either in interstate or intrastate commerce, or authorize or permit the corporation to conduct any business of selling of tangible personal property, unless a license shall have been obtained as required by the provisions of Act 167 of the Public Acts of Michigan of 1933, as amended, or as giving the corporation any rights, powers or privileges not permitted to it by the laws of the State of Michigan.

                                  ARTICLE III.

                  Location of the first registered office is 924 Grandville Avenue, S.W., Grand Rapids, Kent County, Michigan.

                  Post office address of the first registered office is 924 Grandville Avenue, S.W., Grand Rapids, Michigan 49503.

                                  ARTICLE IV.

                    The name of the first resident agent is

                              Herbert G. Daverman

                                   ARTICLE V.

                  The total authorized capital stock of this corporation is Two Hundred Fifty Thousand (250,000) shares of Common Stock of the par value of One Dollar ($1.00) per share.

                  All shares shall have equal rights and privileges.

                                  ARTICLE VI.

     The names and places of residence or business of the Incorporators and the number of shares subscribed for by them is as follows:

                                                       No. of Shares
     Name                       Address                     Common
     ----                       -------                -------------
Herbert G. Daverman      1105 Santa Barbara Dr., S.E.,      175
                         Grand Rapids, Michigan


Joseph T. Daverman       2240 E. Shiawasee, S.E.,           175
                         Grand Rapids, Michigan


Robert J. Daverman       1112 Santa Barbara Dr., S.E.,      175
                         Grand Rapids, Michigan


Edward H. Daverman       601 Mulford Drive, S.E.            175
                         Grand Rapids, Michigan


Jacob H. Knol            2142 Rosewood Ave., S.E.           100
                         Grand Rapids, Michigan

Peter R. Van Putten      1051 Underwood Ave., S.E.          100
                         Grand Rapids, Michigan

Jay H. Volkers           1653 Cambridge, S.E.               100
                         Grand Rapids, Michigan


                                  ARTICLE VII.

     The names and addresses of the first Board of Directors are as follows:

     Name                            Address
     ----                            -------
Herbert G. Daverman           1105 Santa Barbara Dr., S.E.
                              Grand Rapids, Michigan

Joseph T. Daverman            2240 E. Shiawasee, S.E.
                              Grand Rapids, Michigan

Robert J. Daverman            1112 Santa Barbara Dr., S.E.
                              Grand Rapids, Michigan

               Name                      Address
               ----                      -------
          Edward H. Daverman       601 Mulford Dr., S.E.,
                                   Grand Rapids, Michigan


          Jacob H. Knol            2142 Rosewood Ave., S.E.,
                                   Grand Rapids, Michigan


          Peter R. Van Putten      1051 Underwood Ave., S.E.
                                   Grand Rapids, Michigan

          Jay H. Volkers           1653 Cambrdige, S.E.,
                                   Grand Rapids, Michigan

                                 ARTICLE VIII.

     The term of this corporation shall be perpetual.

                                  ARTICLE IX.

     All of the powers of this corporation, insofar as the same may be lawfully vested by these Articles of Incorporation in the Board of Directors, are hereby conferred upon the Board of Directors of this corporation.


                                   ARTICLE X.

     The Board of Directors of the corporation is hereby empowered to authorize and cause to be executed mortgages and liens without limit as to amount on the real and personal property of this corporation.


                                  ARTICLE XI.

     The Board of Directors of the corporation is hereby empowered to authorized the issuance from time to time of shares of capital stock of the corporation, with or without par value, of any class, whether now or hereafter authorized and of securities convertible into shares of its stocks, whether now or hereafter authorized, for such considerations as said Board of Directors may from time to time deem advisable, subject to such limitations and restrictions, if any, as may from time to time be prescribed by the law of the State of Michigan.

                                  ARTICLE XII.

     In the absence of fraud, no contract or other transaction between the corporation and any other corporation or any individual, association or firm shall be in any way affected or invalidated by the fact that any of the directors of the corporation are interested in such other corporation, association or firm, or personally interested in such contract or transactions, nor shall any director so interested be liable to account to the corporation for any profit made by him from or through any such contract or arrangement so adopted by the Board of Directors, or which may be ratified and approved by the shareholders entitled to vote, by reason of such director holding such office, or the fiduciary relation thereby established. Any director of the corporation may vote upon any contract or other transaction between this corporation and any subsidiary or affiliated corporation without regard to the fact that he is also a director of such subsidiary or affiliated corporation.

     Any transaction, contract or act of the corporation or of the Board of Directors which shall be ratified by a majority of a quorum of the shareholders entitled to vote at any annual meeting, or at any special meeting called for such purpose, shall, except as otherwise specifically provided by law or by these Articles of Incorporation, be as valid and as binding as though ratified by every shareholder of the corporation; provided, however, that any failure of the shareholders to approve or ratify such contract, transaction or act, when and if submitted, shall not be deemed to render the same in any way invalid, nor deprive the directors and officers of their right to proceed with such contract, transaction or act.

                                 ARTICLE XIII.

     The Board of Directors shall have the power at any time, or from time to time (without any action by the shareholders of the corporation) to create and issue, whether or not in connection with the issue and sale of any shares of stock or other securities of the corporation, rights or options entitling the holders thereof to purchase from the corporation any shares of its capital stock of any class or classes, such rights or options to be evidenced by or in such instrument or instruments as shall be approved by the Board of Directors. The terms upon which, the time or times, which may be limited or unlimited in duration, at or within which, the price or prices at which, any such shares may be purchased from the corporation upon the exercise of any such right or option, shall be such as shall be fixed and stated in the resolution or resolutions adopted by the Board of Directors providing for the creation and issue of such rights or options, and in every case set forth or incorporated by reference in the instrument or instruments evidencing such rights or options.

                                  ARTICLE XIV.

     The corporation shall be entitled to treat the person in whose name any share, right or option is registered as the owner thereof, for all purposes, and shall not to be bound to recognize any equitable or other claim to or interest in such share, right or option on the part or any other person, whether or not the corporation shall have notice thereof, save as may be expressly provided by the laws of the State of Michigan.

     The corporation, from time to time, may resell any of its own stock, purchased or otherwise acquired by it, at such price as may be fixed by its Board of Directors.

     A director shall be fully protected in relying in good faith upon the books of account of the corporation or statements prepared by any of its officials as to the value and amount of the assets, liabilities and/or net profits of the corporation, or any other facts pertinent to the existence and amount of surplus and/or other funds from which dividends might properly be declared and paid.

                                  ARTICLE XV.

     This corporation reserves the right to amend, alter, change, add to or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, end all rights and powers conferred by these Articles of Incorporation on shareholders, directors and officers are granted subject to this reservation.

                                  ARTICLE XVI.

     The officers and directors of this corporation shall be registered architects, registered professional engineers or registered professional land surveyors under the laws of the State of Michigan.

     IN WITNESS WHEREOF, the incorporators have signed these Articles of Incorporation this 29th day of January, A.D. 1965.

                                        /s/ HERBERT G. DAVERMAN
                                        ---------------------------
                                        Herbert G. Daverman


                                        /s/ JOSEPH T. DAVERMAN
                                        ---------------------------
                                        Joseph T. Daverman


                                        /s/ ROBERT J. DAVERMAN
                                        ---------------------------
                                        Robert J. Daverman


                                        /s/ EDWARD H. DAVERMAN
                                        ---------------------------
                                        Edward H. Daverman


                                        /s/ JACOB H. KNOL
                                        ---------------------------
                                        Jacob H. Knol


                                        /s/ PETER R. VAN PUTTEN
                                        ---------------------------
                                        Peter R. Van Putten


                                        /s/ JAY H. VOLKERS
                                        ---------------------------
                                        Jay H. Volkers



STATE OF MICHIGAN )
                  : ss.
County of Kent    )


     On this 29th day of January, 1965 before me appeared Herbert G. Daverman, Joseph T. Daverman, Robert J. Daverman, Edward H. Daverman, Jacob H. Knol, Peter
R. Van Putten and Jay H. Volkers who executed the foregoing instrument, to me personally known to be the persons described in said instrument, and acknowledged that they executed the same as their free act and deed.


                                              /s/ MARVIN J. TINHOLT
                                        ------------------------------------
                                        Notary Public, Kent County, Michigan
                                        My Commission expires: Mar. 14, 1965



                                                         (STAMP)

--------------------------------------------------------------------------------
      MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
                                                                  Date Received
                                                                ----------------
                                                                   JAN 10 1983
                                                                ----------------

--------------------------------------------------------------------------------

                       (See instructions on Reverse Side)

                       (For Use by Domestic Corporations)

                        CERTIFICATE OF AMENDMENT TO THE
                           ARTICLES OF INCORPORATION

                       ---------------------------------
                       INSERT CORPORATION NUMBER 118-575
                       ---------------------------------

     The undersigned corporation executes the following Certificate of Amendment to its Articles of Incorporation pursuant to the provisions of Section 631, Act 284, Public Acts of 1972, as amended:

--------------------------------------------------------------------------------
1. The name of the corporation is Daverman Associates, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. The location of the registered office is

   82 Ionia Avenue, N.W.    Grand Rapids,  Michigan    49503
   ---------------------    ------------            ----------
     (no. and street)      (Town or City)           (Zip Code)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. The following amendment to the Articles of Incorporation was adopted on the 31st day of December, 1982: (Check one of the following)

     ( ) by the shareholders in accordance with Section 817 (2), Act 284, Public Acts of 1972, as amended. The necessary number of shares as required by statute were voted in favor of the amendment.

     ( ) by written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with Section 407 (1) and (2) Act 284, Public Acts of 1972, as amended. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in Articles of Incorporation.)

     (X) by written consent of all the shareholders entitled to vote in accordance with Section 407 (2), Act 284, Public Acts of 1972, as amended.

     Resolved, that Article XVI of the Articles of Incorporation be deleted.

--------------------------------------------------------------------------------

                                        Signed this 5th day of January, 1983

                                        BY /s/ JAY H. VOLKERS
                                           -------------------------------------
                                        (Signature of President, Vice President,
                                                Chairman or Vice Chairman)
                                           Jay H. Volkers, President

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS INDICATED IN THE BOX BELOW. (Include name, street and number (or P.O. box), city, state and zip code.)

---------------------------------------------------
Stephen C. Waterbury                                  Telephone:
Warner, Norcross & Judd                                Area Code (616)
900 Old Kent Building                                           ----------
Grand Rapids, Michigan  49503                          Number   459-6121
---------------------------------------------------             ----------



                          INFORMATION AND INSTRUCTIONS

                CERTIFICATE OF AMENDMENT - DOMESTIC CORPORATIONS

1. Submit one original copy of the Certificate of Amendment to the Articles of Incorporation. Upon the filing, a microfilm copy will be prepared for the records in the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of the filing.

     Since the corporate documents are microfilmed for the Bureau's files. It is imperative that the document submitted for filing be legible so that a usable microfilm can be obtained. Corporate documents with poor black and white contrast, whether due to the use of a worn typewriter ribbon or due to a poor quality of reproduction, will be rejected.

2.   This form may be used by both profit and non-profit-stock corporations.

3. An effective date, not later than 50 days subsequent to the date of filing may be stated in the Certificate of Amendment.

4. The Certificate of Amendment must be signed in Ink by the chairperson or vice-chairperson of the board of directors or the president or a vice-president of the corporation.

5.   FEES: Filing Fee....................................................$10.00

           Franchise Fee (payable only in case of increase in authorized capital stock) -- 1/2 mill on each dollar of increase over highest previous authorized capital stock ................................
           (Make remittance payable to State of Michigan)

6.   Mail form and fee to:

         Michigan Department of Commerce
         Corporation and Securities Bureau
         Corporation Division
         P.O. Box 30054
         Lansing, Michigan 48909
         Tel. (517) 373-0493

--------------------------------------------------------------------------------
      MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
(FOR BUREAU USE ONLY)                                            Date Received
                                                                ----------------
                                                                   OCT 07 1987
                      (STAMP)                                   ----------------

--------------------------------------------------------------------------------

           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

                        FOR USE BY DOMESTIC CORPORATIONS

   (Please read instructions and Paperwork Reduction Act notice on last page)

     Pursuant to the provisions of Act 284, Public Acts of 1972, as amended (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

--------------------------------------------------------------------------------

1. The present name of the corporation is:

   DAVERMAN ASSOCIATES, INC.

2. The corporation identification number (CID) assigned by the Bureau is:
   118-575.

3. The location of its registered office is:

   82 Ionia Avenue, N.W.    Grand Rapids   Michigan    49503
   ---------------------    ------------            ----------
   (Street Address)             (City)              (Zip Code)
--------------------------------------------------------------------------------

4. Article ONE of the Articles of Incorporation is hereby amended to read as follows:

    The name of the corporation is GREINER, INC. GREAT LAKES.





--------------------------------------------------------------------------------
(MICH. - 272 - 12/5/84)

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR
   TRUSTEES: OTHERWISE, COMPLETE SECTION (b)

a. [ ] The foregoing amendment to the Articles of Incorporation was duly adopted on the _______ day of _________, 19___, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors of trustees.

         Signed this ___________ day of ____________________________, 19_______

         __________________________________   _________________________________

         __________________________________   _________________________________

         __________________________________   _________________________________

         __________________________________   _________________________________


         __________________________________   _________________________________
      (Signatures of all incorporators; type or print name under each signature)


b. [X] The foregoing amendment to the Articles of Incorporation was duly adopted on the 18th day of September, 1987. The amendment: (check one of the following)

         [X] was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or member if a nonprofit corporation, or by the vote in the directors if a nonprofit corporation organized on a nonstick directorship basis. The necessary votes were cast in favor of the amendment.

         [ ] was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

         [ ] was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

         [ ] was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act.

                                    Signed this 1st day of October, 1987


                                    By: /s/ NEIL A. DICK
                                       ----------------------------------------
                                                      (Signature)

                                    Neil A. Dick, President
                                    -------------------------------------------
                                         (Type or Print Name and Title)




(SEAL)


GOLD SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS INDICATED IN THE BOX BELOW. (Include name, street and number (or P.O. box), city, state and zip code.)


C T Corporation System
Attn: Jeff Goins
PO Box 807
Dallas, Texas 75221

Name of person or organization remitting fees:

C T Corporation System

-----------------------------------------------

Preparer's name and business telephone number:

Jeff Goins
(214) 979-1172

                          INFORMATION AND INSTRUCTIONS

1. This form is issued under the authority of Act 284, P.A. of 1972, as amended, and Act, P.A. of 1962. The amendment cannot be filed until this form, or a comparable document, is submitted.

2. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

     Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to the provisions of section 631 of the Act for the purpose of amending the articles of incorporation of a domestic profit or nonprofit corporation. A nonprofit corporation is one incorporated to carry out any lawful purpose or purposes not involving pecuniary profit or gain for its directors, officers, shareholders, or members. A non-profit corporation organized on a nonstock directorship basis, as authorized by Section 302 of the Act, may or may not have members, but if it has members, the members are not entitled to vote.

4. Item 2 -- Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

5. Item 4 -- The entire article being amended must be set forth in its entirety. However, if the article being amended is divided into separately identified sections, only the sections being amended need be included.

6. This document is effective on the date approved and filed by the Bureau. A letter effective date, no more than 90 days after the date of delivery, may be stated.

7. If the amendment is adopted before the first meeting of the board of directors, item 5(a) must be completed and signed in ink by all of the incorporators. If the amendment is otherwise adopted, item 5(b) must be completed and signed in ink by the president, vice-president, chairperson, or vice-chairperson of the corporation.

8.   FEES: Filing fee (Make remittance payable to State of Michigan)......$10.00

           Franchise fee for profit corporations (payable only if authorized capital stock has increased) -- 1/2 mill (.0005) on each dollar of increase over highest previous authorized capital stock.

9.   Mail form and fee to:

         Michigan Department of Commerce
         Corporation and Securities Bureau
         Corporation Division
         P.O. Box 30054
         Lansing, MI 48909
         Telephone: (517) 373-0493



(SEAL)

GOLD SEAL APPEARS ONLY ON ORIGINAL

--------------------------------------------------------------------------------
      MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
(FOR BUREAU USE ONLY)                                            Date Received
                                                                ----------------
                                                                   NOV 18 1992
                      (STAMP)                                   ----------------

--------------------------------------------------------------------------------

           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

                        FOR USE BY DOMESTIC CORPORATIONS

            (Please read instructions and instructions on last page)

     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

--------------------------------------------------------------------------------

1. The present name of the corporation is: Greiner, Inc. Great Lakes

2. The corporation identification number (CID) assigned by the Bureau is:
   118-575.

3. The location of its registered office is:

   82 Ionia Avenue, N.W.    Grand Rapids,  Michigan 49503-3044
   ---------------------    ------------            ----------
   (Street Address)             (City)              (Zip Code)
--------------------------------------------------------------------------------

4. Article II of the Articles of Incorporation is hereby amended to read as follows:

      please see attached Exhibit A



(SEAL)

--------------------------------------------------------------------------------

GOLD SEAL APPEARS ONLY ON ORIGINAL

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR
   TRUSTEES: OTHERWISE, COMPLETE SECTION (b)

a. [ ] The foregoing amendment to the Articles of Incorporation was duly adopted on the _______ day of _________, 19___, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors of trustees.

         Signed this ___________ day of ____________________________, 19_______

         __________________________________   _________________________________
                  (Signature)                          (Signature)

         __________________________________   _________________________________
              (Type or Print Name)                  (Type or Print Name)

         __________________________________   _________________________________
                  (Signature)                          (Signature)

         __________________________________   _________________________________
              (Type or Print Name)                  (Type or Print Name)


b. [X] The foregoing amendment to the Articles of Incorporation was duly adopted on the 17th day of November, 1992. The amendment: (check one of the following)

         [ ] was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or member if a nonprofit corporation, or by the vote in the directors if a nonprofit corporation organized on a nonstick directorship basis. The necessary votes were cast in favor of the amendment.

         [ ] was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

         [ ] was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, and Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

         [X] was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act if a non-profit corporation, and Section 407(2) of the Act if a profit corporation.

                                    Signed this 17th day of November, 1992


                                    By: /s/ ROBERT COSTELLO
                                       ----------------------------------------
                                       (Only signature of: President,
                                         Vice-President, Chairperson and
                                         Vice-President)

                                    Robert L. Costello           Vice President
                                    -------------------------------------------
                                    (Type or Print Name)   (Type or Print Title)




(SEAL)


GOLD SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS INDICATED IN THE BOX BELOW. (Include name, street and number (or P.O. box), city, state and zip code.)


Attn: Cheryl J. Krawczyk
Michigan Runner Service
PO Box 266
Eaton Rapids, MI 48827

Name of the person or organization remitting fees:

Michigan Runner Service --
(517)663-2525 Ref#(23238)

------------------------------------------------

Preparer's name and business telephone number:

------------------------------------------------
(    )
------------------------------------------------

                          INFORMATION AND INSTRUCTIONS

1. The amendment cannot be filed until this form, or a comparable document, is submitted.

2. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of the filing.

     Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to the provisions of section 631 of the Act for the purpose of amending the articles of incorporation of a domestic profit or nonprofit corporation. Do not use this form for restated articles. A nonprofit corporation is one incorporated to carry out any lawful purpose or purposes not involving pecuniary profit or gain for its directors, officers, shareholders, or members. A non-profit corporation formed on a nonstock directorship basis, as authorized by Section 302 of the Act, may or may not have members, but if it has members, the members are not entitled to vote.

4. Item 2 -- Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

5. Item 4 -- The article being amended must be set forth in its entirety. However, if the article being amended is divided into separately identifiable sections, only the sections being amended need be included.

6. This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated.

7. If the amendment is adopted before the first meeting of the board of directors, item 5(a) must be completed and signed in ink by a majority of the incorporators if more than one listed in Article V of the Articles of Incorporation if a profit corporation, and all the incorporators if a non-profit corporation. If the amendment is otherwise adopted, item 5(b) must be completed and signed in ink by the president, vice-president, chairperson or vice-chairperson of the corporation.

8.   FEES: (Make remittance payable to State of Michigan.
           Include corporation name and CID Number on check or
           money order)...................................................$10.00

           Franchise fee for profit corporations (payable only if authorized shares have increased):
           each additional 20,000 authorized shares or portion thereof...$30.00




(SEAL)

GOLD SEAL APPEARS ONLY ON ORIGINAL

                                    EXHIBIT A
                                    ---------

     The purpose or purposes of this corporation are as follows:

          To engage in the practice of architecture, engineering, structural engineering and land surveying as professional architects, engineers, structural engineers and land surveyors, and to carry on operations in connection with and incident thereto, with all of the powers conferred upon corporations by the laws of the State of Michigan now or hereafter in effect; to purchase, own, lease, exchange, improve, develop, deal in, mortgage and pledge any and all real and personal property of every kind and nature, including rights, interests, franchises, licenses, privileges, patents, designs, processes and inventions to acquire, by purchase, subscription, contract or otherwise, and to hold, sell, exchange, mortgage, pledge or otherwise dispose of and deal in all forms of securities, including shares, stocks, bonds, debentures, notes, mortgages, evidences of indebtedness and certificates of interest by whomsoever issued; to act in any and all parts of the world in any capacity whatsoever as financial or business agent or representative, general or special; to issue, purchase, hold, sell, transfer, re-issue, or cancel shares of its own capital stock or its own securities or obligations in the manner and to the extent now or hereafter authorized or permitted by the laws of the State of Michigan; and do all other acts and things incidental to or in the aid of any of the objects or purposes of this corporation.

          Nothing herein shall be construed as granting the corporation the right to operate as a public utility either in interstate or intrastate commerce, or authorize or permit the corporation to conduct any business of selling of tangible personal property, unless of license shall have been obtained as required by the provisions of Act 167 of the Public Acts of Michigan of 1933, as amended, or as giving the corporation any rights, powers or privileges not permitted to it by the laws of the State of Michigan.

(SEAL)

GOLD SEAL APPEARS ONLY ON ORIGINAL

--------------------------------------------------------------------------------
      MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
Date Received             ADJUSTED PURSUANT TO          (FOR BUREAU USE ONLY)
SEP 16 1996               TELEPHONE AUTHORIZATION
------------------------
                          PER MICHIGAN SEARCH PER MONICA
                                                                [STAMP]
--------------------------------------------------------------------------------
Name
     CSC
---------------------------------------------------------
Address
     2730 Gateway Oaks dr.
---------------------------------------------------------
City                      State            Zip Code
     Sacramento           CA               95833-3503     EFFECTIVE DATE:
---------------------------------------------------------
Document will be returned to the name and address you enter above.

           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
              FOR USE BY DOMESTIC PROFIT AND NONPROFIT CORPORATIONS
           (Please read information and instructions on the last page)

     Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

--------------------------------------------------------------------------------

1. The present name of the corporation is: Greiner, Inc. Great Lakes

2. The identification number assigned by the Bureau is: 118-575

3. The location of the registered office is:

   601 Abbott Road          East Lansing,  Michigan    48823
   ---------------------    ------------            ----------
   (Street Address)             (City)              (Zip Code)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. Article I of the Articles of Incorporation is hereby amended to read as follows:

       The name of the corporation is URS Greiner, Inc. Great Lakes.


[SEAL]
--------------------------------------------------------------------------------

GOLD SEAL APPEARS ONLY ON ORIGINAL

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b). DO NOT COMPLETE BOTH.

   a. [ ] The foregoing amendment to the Articles of Incorporation was duly adopted on the _______ day of _________, 19___, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors of Trustees.

            Signed this ___________ day of _________________________, 19_______

            __________________________________   _______________________________
                       (Signature)                         (Signature)
            __________________________________   _______________________________
                    (Type or Print Name)               (Type or Print Name)

            __________________________________   _______________________________
                       (Signature)                         (Signature)
            __________________________________   _______________________________
                    (Type or Print Name)               (Type or Print Name)


   b. [X] The foregoing amendment to the Articles of Incorporation was duly adopted on the 1st day of August, 1996. The amendment: (check one of the following)

            [ ] was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

            [ ] was duly adopted by the written consent of all directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

            [ ] was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act. If a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

            [X] was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, and Section 407(2) of the Act if a profit corporation.

                                    Signed this 30th day of August, 1996


                                    By: /s/ ROBERT COSTELLO
                                       ----------------------------------------
                                       (Only signature of President,
                                         Vice-President, Chairperson, or
                                         Vice-Chairperson)

                                    Robert L. Costello           President
                                    -------------------------------------------
                                    (Type or Print Name)   (Type or Print Title)




(SEAL)


GOLD SEAL APPEARS ONLY ON ORIGINAL

--------------------------------------------------------------------------------
               MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
                    CORPORATION, AND LAND DEVELOPMENT BUREAU
--------------------------------------------------------------------------------
Date Received                   (FOR BUREAU USE ONLY)
SEP 24 1998
------------------------
                                                                   [STAMP]
--------------------------------------------------------------------------------
Name

Corporation Service Company, Attn: Vicky Morales
---------------------------------------------------------
Address

2730 Gateway Oaks Drive, Suite 100
---------------------------------------------------------
City                      State            Zip Code

Sacramento, CA 95833                                       EFFECTIVE DATE:
---------------------------------------------------------
Document will be returned to the name and address you enter above.

           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
              FOR USE BY DOMESTIC PROFIT AND NONPROFIT CORPORATIONS
           (Please read information and instructions on the last page)

     Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

--------------------------------------------------------------------------------

1. The present name of the corporation is: URS GREINER, INC. GREAT LAKES

2. The identification number assigned by the Bureau is: 118-575

3. The location of the registered office is:

   c/o CSC-Lawyers Incorporating Service (Company)
   601 Abbott Road,  East Lansing        , Michigan    48823
   ---------------------    ------------            ----------
   (Street Address)             (City)              (Zip Code)

--------------------------------------------------------------------------------

4. Article FIRST of the Articles of Incorporation is hereby amended to read as follows:

"The name of the corporation is URS GREINER WOODWARD-CLYDE, INC. GREAT LAKES."


[SEAL]
--------------------------------------------------------------------------------


GOLD SEAL APPEARS ONLY ON ORIGINAL

--------------------------------------------------------------------------------
5. (For amendments adopted by unanimous consent of incorporators before the first meeting of the board of directors or trustees.)

   The foregoing amendments to the Articles of Incorporation was duly adopted on the _______ day of _____________, 19__, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.


                Signed this ______ day of _____________, 19__

   ------------------------------------   --------------------------------------
                (Signature)                            (Signature)

   ------------------------------------   --------------------------------------
           (Type or Print Name)                    (Type or Print Name)

   ------------------------------------   --------------------------------------
                (Signature)                            (Signature)

   ------------------------------------   --------------------------------------
           (Type or Print Name)                    (Type or Print Name)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
6. (For profit corporations and for nonprofit corporations whose articles state the corporation is organized on a stock or on a membership basis.)

   The foregoing amendment to the Articles of Incorporation was duly adopted on the 10th day of June, 1998 by the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation (check one of the following)

   [ ] at a meeting. The necessary votes were cast in favor of the amendment.

   [ ] by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with
       Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note:
       Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

   [X] by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.

   [ ] by the board of a profit corporation pursuant to section 611(2).

                      Signed this 11th day of August, 1998

                      By /s/ JOSEPH MASTERS
                        --------------------------------------------------

                        Joseph Masters, Vice President
                      ----------------------------------------------------
                      (Type or Print Name)      (Type or Print Name)

--------------------------------------------------------------------------------
GOLD SEAL APPEARS ONLY ON ORIGINAL

--------------------------------------------------------------------------------
               MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
                    CORPORATION AND LAND DEVELOPMENT BUREAU
--------------------------------------------------------------------------------
Date Received                   (FOR BUREAU USE ONLY)
MAY 23 2000
----------------
                This document is effective on the date filed, unless
                a subsequent effective date within 90 days after
                received date is stated in the document                  [STAMP]
--------------------------------------------------------------------------------
517-663-2525 Ref # 03852
Attn: Cheryl J. Bixby                   -----------------
MICHIGAN RUNNER SERVICE
P.O. Box 266                            -----------------
Eaton Rapids, MI  48827                     ZIP CODE      EFFECTIVE DATE:
---------------------------------------------------------
Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.


           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
              FOR USE BY DOMESTIC PROFIT AND NONPROFIT CORPORATIONS
           (Please read information and instructions on the last page)

     Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

--------------------------------------------------------------------------------

1. The present name of the corporation is: URS Greiner Woodward-Clyde, Inc. Great Lakes

2. The identification number assigned by the Bureau is: 118-575

3. Article FIRST of the Articles of Incorporation is hereby amended to read as follows:

"The name of the corporation is URS CORPORATION GREAT LAKES."




--------------------------------------------------------------------------------


GOLD SEAL APPEARS ONLY ON ORIGINAL

COMPLETE ONLY ONE OF THE FOLLOWING:
--------------------------------------------------------------------------------
4. (FOR AMENDMENTS ADOPTED BY UNANIMOUS CONSENT OF INCORPORATORS BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES.)

   The foregoing amendment to the Articles of incorporation was duly adopted on the _______ day of _____________, ________, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.


                Signed this ______ day of _____________, _______


   ------------------------------------   --------------------------------------
                (Signature)                            (Signature)

   ------------------------------------   --------------------------------------
           (Type or Print Name)                    (Type or Print Name)

   ------------------------------------   --------------------------------------
                (Signature)                            (Signature)

   ------------------------------------   --------------------------------------
           (Type or Print Name)                    (Type or Print Name)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
5. (FOR PROFIT AND NONPROFIT CORPORATIONS WHOSE ARTICLES STATE THE CORPORATION IS ORGANIZED ON A STOCK OR ON A MEMBERSHIP BASIS.)

   The foregoing amendment to the Articles of incorporation was duly adopted on the 29th day March, 2000 by the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation (check one of the following)

   [ ] at a meeting the necessary votes were cast in favor of the amendment.

   [ ] by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with
       Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note:
       Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of incorporation.)

   [X] by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.

   [ ] by the board of a profit corporation pursuant to section 611(2).

 ---------------------------------------------  --------------------------------------------------
              Profit Corporations                             Nonprofit Corporations

 Signed this 19th day of May, 2000              Signed this     day of        ,
                                                            ---        -------  ---
 By  /s/ CAROL BRUMMERSTEDT                     By
   -------------------------------------------    -----------------------------------------------
          (Signature of an authorized                   (Signature of President, Vice-President,
               officer or agent)                            Chairperson or Vice-Chairperson

  Carol Brummerstedt, Assistant Secretary
 ---------------------------------------------  -------------------------------------------------
             (Type or Print Name)               (Type or Print Name)         (Type or Print Name)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOLD SEAL APPEARS ONLY ON ORIGINAL